Consolidated Statements of Comprehensive Loss (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2017	Mar. 31, 2016
Exploration	$ 259	$ 498
General and administrative	926	605
Depreciation	8	9
Foreign exchange (gain) loss	(18)	434
Operating loss	1,175	1,546
Interest income	(24)	(29)
Interest expense	(57)	(69)
Loss from equity investee	47	46
Operating loss before income taxes	1,255	1,632
Income tax expense (recovery)
Net loss	1,255	1,632
Foreign currency translation adjustment	(96)	(1,399)
Net loss and comprehensive loss	$ 1,159	$ 233
Net loss per common share
Basic (in dollars per share)	$ (0.01)	$ (0.01)
Fully diluted (in dollars per share)	$ (0.01)	$ (0.01)
Basic (in shares)	169,233	149,105
Fully diluted (in shares)	177,373	149,105
Total shares issued and outstanding (in shares)	172,803	152,520